UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                [GRAPHIC OMITTED]
                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                [GRAPHIC OMITTED]
         Date of Report (Date of earliest event reported): April 1, 2008

                             MID PENN BANCORP, INC.
                                [GRAPHIC OMITTED]
             (Exact name of registrant as specified in its charter)

        Pennsylvania                    1-13677                      25-1666413
-------------------------------  --------------------------  -------------------------------
(State or other jurisdiction of   (Commission File Number)   (IRS Employer Identification
 incorporation)                                               No.)


         349 Union Street, Millersburg, Pennsylvania                              17061
-------------------------------------------------------------- --------------------------------------------
          (Address of principal executive offices)                             (Zip Code)


                         (717) 692.2133[GRAPHIC OMITTED]
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                           CURRENT REPORT ON FORM 8-K

Item 1.01         Entry into a Material Definitive Agreement

         The Registrant entered into a Key Executive Management Change of Control Agreement (the "Agreement") with Kevin W. Laudenslager, the Registrant's Treasurer and the Bank's Executive Vice President and Chief Financial Officer dated as of April 1, 2008. For a brief description of the material terms and conditions of the Agreement, please refer to Item 5.02 which is incorporated herein by reference, and to the copy of the Agreement filed herewith as Exhibit
99.1 and incorporated herein by reference.


Item 5.02 Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers


         The Registrant entered into a Key Executive Management Change of Control Agreement (the "Agreement") with Kevin W. Laudenslager, the Registrant's Treasurer and the Bank's Executive Vice President and Chief Financial Officer dated as of April 1, 2008. The material terms of the Agreement are summarized as follows:

     1. The term of the Agreement is for as long as Mr. Laudenslager remains a "Key Executive" as defined in the Agreement;

     2. The Agreement restricts Mr. Laudenslager from competing with the Corporation if his employment is terminated as a result of a "change of control" (as defined in the Agreement);

     3. Mr. Laudenslager is restricted from soliciting employees or customers as a result if his employment is terminated for any reason;

     4.            If Mr. Laudenslager's employment is terminated with "cause"
                  (as defined in the Agreement) or by him without "good reason" (as defined in the Agreement) in conjunction with a change of control, he shall not receive any benefits under the Agreement; and

     5. If Mr. Laudenslager's employment is terminated without "cause" (as defined in the Agreement) or by him with "good reason" (as defined in the Agreement) in conjunction with twenty-four months of a change of control, then he shall receive a lump sum cash payment equal to two (2) times his highest annual salary during the three (3) years prior to the effective date of termination and health and insurance benefits for a period of twelve (12) months following termination.

         For further information, please refer to the copy of the Agreement filed herewith as Exhibit 99.1 and incorporated herein by reference.

     ITEM 9.01      Financial Statements and Exhibits

     (a)    Financial Statements and Exhibits

            None.

     (b)    Pro Forma Financial Information

            None.

     (c)  Shell Company Transactions

           None.

     (d)            Exhibits.

   Exhibit Number                          Description
---------------------- ---------------------------------------------------------
99.1 Key Executive Management Change of Control Agreement between Mid Penn Bancorp, Inc. and Kevin W. Laudenslager dated as of April 1, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           MID PENN BANCORP, INC.
                                           (Registrant)


Dated: April 1, 2008                       /s/ Alan W. Dakey
                                           ------------------
                                           Alan W. Dakey
                                           President and Chief Executive Officer

   Exhibit Number                           Description
---------------------- ---------------------------------------------------------
99.1 Key Executive Management Change of Control Agreement between Mid Penn Bancorp, Inc. and Kevin W. Laudenslager dated as of April 1, 2008.